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                                                                   Exhibit 23(1)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 14, 1997 included in the Rainforest Cafe, Inc.'s Form 10-K for the year ended December 29, 1996 and to all references to our Firm included in this Registration Statement.


                                                     S/ ARTHUR ANDERSEN LLP

                                                     ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
October 10, 1997





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